Exhibit 5

                           Intertech Global.com, Inc.
                              Balance Sheet Table

Pro-forma Balance Sheet
Assets
---------------------------------------------------------------------------------------------------------------
                             Starting Balances
Short-term Assets                                       May          Jun          Jul          Aug          Sep
---------------------------------------------------------------------------------------------------------------
Cash                                  $300,000     $300,000     $300,000     $300,000     $300,000     $300,000

Accounts Receivable                         $0           $0           $0           $0           $0           $0

Inventory                             $100,000     $100,000     $100,000     $100,000     $100,000     $100,000

Other Short-term Assets               $100,000     $100,000     $100,000     $100,000     $100,000     $100,000
                                                 --------------------------------------------------------------
Total Short-term Assets               $500,000     $500,000     $500,000     $500,000     $500,000     $500,000
---------------------------------------------------------------------------------------------------------------
Long-term Assets
---------------------------------------------------------------------------------------------------------------
Capital Assets                      $2,679,360   $2,679,360   $2,679,360   $2,679,360   $2,679,360   $2,679,360

Accumulated Depreciation                    $0           $0           $0           $0           $0           $0
                                                 --------------------------------------------------------------
Total Long-term Assets              $2,679,360   $2,679,360   $2,679,360   $2,679,360   $2,679,360   $2,679,360
---------------------------------------------------------------------------------------------------------------
Total Assets                        $3,179,360   $3,179,360   $3,179,360   $3,179,360   $3,179,360   $3,179,360
---------------------------------------------------------------------------------------------------------------

Liabilities and Capital
                                                        May          Jun          Jul          Aug          Sep
---------------------------------------------------------------------------------------------------------------
Accounts Payable                            $0           $0           $0           $0           $0           $0

Short-term Notes                            $0           $0           $0           $0           $0           $0

Other Short-term Liabilities                $0           $0           $0           $0           $0           $0
                                                 --------------------------------------------------------------
Subtotal Short-term Liabilities             $0           $0           $0           $0           $0           $0

Long-term Liabilities                       $0           $0           $0           $0           $0           $0
---------------------------------------------------------------------------------------------------------------
Total Liabilities                           $0           $0           $0           $0           $0           $0
---------------------------------------------------------------------------------------------------------------

Paid in Capital                     $3,179,360   $3,179,360   $3,179,360   $3,179,360   $3,179,360   $3,179,360

Retained Earnings                           $0           $0           $0           $0           $0           $0

Earnings                                    $0           $0           $0           $0           $0           $0
---------------------------------------------------------------------------------------------------------------
Total Capital                       $3,179,360   $3,179,360   $3,179,360   $3,179,360   $3,179,360   $3,179,360
---------------------------------------------------------------------------------------------------------------
Total Liabilities and Capital       $3,179,360   $3,179,360   $3,179,360   $3,179,360   $3,179,360   $3,179,360
---------------------------------------------------------------------------------------------------------------
Net Worth                           $3,179,360   $3,179,360   $3,179,360   $3,179,360   $3,179,360   $3,179,360

Pro-forma Balance Sheet
Assets
---------------------------------------------------------------------------------------------------------------

Short-term Assets                          Oct          Nov          Dec          Jan          Feb          Mar
---------------------------------------------------------------------------------------------------------------
Cash                                  $300,000     $300,000     $300,000     $300,000     $300,000     $300,000

Accounts Receivable                         $0           $0           $0           $0           $0           $0

Inventory                             $100,000     $100,000     $100,000     $100,000     $100,000     $100,000

Other Short-term Assets               $100,000     $100,000     $100,000     $100,000     $100,000     $100,000
                                    ---------------------------------------------------------------------------
Total Short-term Assets               $500,000     $500,000     $500,000     $500,000     $500,000     $500,000
---------------------------------------------------------------------------------------------------------------
Long-term Assets
---------------------------------------------------------------------------------------------------------------
Capital Assets                      $2,679,360   $2,679,360   $2,679,360   $2,679,360   $2,679,360   $2,679,360

Accumulated Depreciation                    $0           $0           $0           $0           $0           $0
                                    ---------------------------------------------------------------------------
Total Long-term Assets              $2,679,360   $2,679,360   $2,679,360   $2,679,360   $2,679,360   $2,679,360
---------------------------------------------------------------------------------------------------------------
Total Assets                        $3,179,360   $3,179,360   $3,179,360   $3,179,360   $3,179,360   $3,179,360
---------------------------------------------------------------------------------------------------------------

Liabilities and Capital
                                           Oct          Nov          Dec          Jan          Feb          Mar
---------------------------------------------------------------------------------------------------------------
Accounts Payable                            $0           $0           $0           $0           $0           $0

Short-term Notes                            $0           $0           $0           $0           $0           $0

Other Short-term Liabilities                $0           $0           $0           $0           $0           $0
                                    ---------------------------------------------------------------------------
Subtotal Short-term Liabilities             $0           $0           $0           $0           $0           $0

Long-term Liabilities                       $0           $0           $0           $0           $0           $0
---------------------------------------------------------------------------------------------------------------
Total Liabilities
---------------------------------------------------------------------------------------------------------------

Paid in Capital                     $3,179,360   $3,179,360   $3,179,360   $3,179,360   $3,179,360   $3,179,360

Retained Earnings                           $0           $0           $0           $0           $0           $0

Earnings                                    $0           $0           $0           $0           $0           $0
---------------------------------------------------------------------------------------------------------------
Total Capital                       $3,179,360   $3,179,360   $3,179,360   $3,179,360   $3,179,360   $3,179,360
---------------------------------------------------------------------------------------------------------------
Total Liabilities and Capital       $3,179,360   $3,179,360   $3,179,360   $3,179,360   $3,179,360   $3,179,360
---------------------------------------------------------------------------------------------------------------
Net Worth                           $3,179,360   $3,179,360   $3,179,360   $3,179,360   $3,179,360   $3,179,360


Pro-forma Balance Sheet
Assets
-------------------------------------------------------------------------------------

Short-term Assets                          Apr       FY2001       FY2002       FY2003
-------------------------------------------------------------------------------------
Cash                                  $300,000     $300,000     $200,000     $760,000

Accounts Receivable                         $0           $0           $0           $0

Inventory                             $100,000     $100,000     $200,000     $360,000

Other Short-term Assets               $100,000     $100,000     $100,000     $100,000
                                    -------------------------------------------------
Total Short-term Assets               $500,000     $500,000     $500,000   $1,220,000
-------------------------------------------------------------------------------------
Long-term Assets
-------------------------------------------------------------------------------------
Capital Assets                      $2,679,360   $2,679,360   $3,179,360   $3,679,360

Accumulated Depreciation                    $0           $0     $500,000   $1,000,000
                                    -------------------------------------------------
Total Long-term Assets              $2,679,360   $2,679,360   $2,679,360   $2,679,360
-------------------------------------------------------------------------------------
Total Assets                        $3,179,360   $3,179,360   $3,179,360   $3,899,360
-------------------------------------------------------------------------------------

Liabilities and Capital
                                           Apr       FY2001       FY2002       FY2003
-------------------------------------------------------------------------------------
Accounts Payable                            $0           $0           $0           $0

Short-term Notes                            $0           $0           $0           $0

Other Short-term Liabilities                $0           $0           $0           $0
                                    -------------------------------------------------
Subtotal Short-term Liabilities             $0           $0           $0           $0

Long-term Liabilities                       $0           $0           $0           $0
-------------------------------------------------------------------------------------
Total Liabilities
-------------------------------------------------------------------------------------

Paid in Capital                     $3,179,360   $3,179,360   $3,179,360   $3,179,360

Retained Earnings                           $0           $0           $0           $0

Earnings                                    $0           $0           $0     $720,000
-------------------------------------------------------------------------------------
Total Capital                       $3,179,360   $3,179,360   $3,179,360   $3,899,360
-------------------------------------------------------------------------------------
Total Liabilities and Capital       $3,179,360   $3,179,360   $3,179,360   $3,899,360
-------------------------------------------------------------------------------------
Net Worth                           $3,179,360   $3,179,360   $3,179,360   $3,899,360